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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported)   March 29, 2007


                          POLO RALPH LAUREN CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


         001-13057                                    13-2622036
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    (Commission File Number)               (IRS Employer Identification No.)


  650 MADISON AVENUE, NEW YORK, NEW YORK                          10022
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 (Address of Principal Executive Offices)                      (Zip Code)

                                 (212) 318-7000
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.    OTHER EVENTS.

         Polo Ralph Lauren Corporation's press release, dated March 29, 2007, regarding its announcement of the completion of the acquisition of the 50% ownership interest of Ralph Lauren Media, LLC held by NBC-Lauren Media Holdings, Inc. (a subsidiary wholly owned by NBC Universal) and ValueVision Media, Inc. is attached hereto as Exhibit 99.1 and incorporated herein by reference.



ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  Financial Statements of Business Acquired.

              Not applicable.

         (b)  Pro Forma Financial Information.

              Not applicable.

         (c)  Shell Company Transactions.

              Not applicable.

         (d)  Exhibits.

              EXHIBIT NO.          DESCRIPTION
              -----------          -----------

              99.1                 Press Release, dated March 29, 2007




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       POLO RALPH LAUREN CORPORATION


Date:  March 29, 2007                  By: /s/ Tracey T. Travis
                                           ------------------------------------
                                           Name:   Tracey T. Travis
                                           Title:  Senior Vice President and
                                                   Chief Financial Officer



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EXHIBIT INDEX

99.1        Press release, dated March 29, 2007